Accounts and notes payable and accruals and other current liabilities - Accruals and other current liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Accounts and notes payable and accruals and other current liabilities
Deposits from end users	¥ 270,019		¥ 250,849
Advance from network partners	11,276		27,961
Contract liabilities	4,335		18,681	¥ 0
Warranty liabilities	13,920		7,399
Vendor deposits	19,030		4,500
Others	26,898		27,569
Total	¥ 345,478	$ 47,330	¥ 336,959